Exhibit 10.1

                                 AMENDMENT NO. 3

                                       TO

                           LOAN AND SECURITY AGREEMENT

                      originally dated as of April 22, 1999

                                  by and among


                           BALANCED CARE CORPORATION,
                    BCC AT HERMITAGE PARK CARE CENTER, INC.,
                        BCC AT LEBANON CARE CENTER, INC.,
                        BCC AT LEBANON PARK MANOR, INC.,
                    BCC AT MT. VERNON PARK CARE CENTER, INC.,
                 BCC AT MT. VERNON PARK CARE CENTER WEST, INC.,
                      BCC AT NEVADA PARK CARE CENTER, INC.,
                         BCC AT NIXA PARK CENTER, INC.,
                       BCC AT REPUBLIC PARK CENTER, INC.,
                      BCC AT SPRINGFIELD CARE CENTER, INC.,
                             DIXON MANAGEMENT INC.,
                            BCC AT DARLINGTON, INC.,
                       BALANCED CARE AT EYERS GROVE, INC.,
                         BALANCED CARE AT BUTLER, INC.,
                         BALANCED CARE AT SARVER, INC.,
                       BALANCED CARE AT NORTH RIDGE, INC.


                                       and

                        HELLER HEALTHCARE FINANCE, INC.,

                                Formerly known as

                               HCFP FUNDING, INC.




                         Amended as of December 31, 1999

                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT


      THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 31st day of December, 1999, by and among BALANCED CARE CORPORATION, a Delaware corporation (the "Parent"), BCC AT HERMITAGE PARK CARE CENTER, INC., a Delaware corporation, BCC AT LEBANON CARE CENTER, INC., a Delaware corporation, BCC AT LEBANON PARK MANOR, INC., a Delaware corporation, BCC AT MT. VERNON PARK CARE CENTER, INC., a Delaware corporation, BCC AT MT. VERNON PARK CARE CENTER WEST, INC., a Delaware corporation, BCC AT NEVADA PARK CARE CENTER, INC., a Delaware corporation, BCC AT NIXA PARK CENTER, INC., a Delaware corporation, BCC AT REPUBLIC PARK CENTER, INC., a Delaware corporation, BCC AT SPRINGFIELD CARE CENTER, INC., a Delaware corporation, DIXON MANAGEMENT INC., a Missouri corporation, BCC AT DARLINGTON, INC., a Delaware corporation, BALANCED CARE AT EYERS GROVE, INC., a Delaware corporation, BALANCED CARE AT BUTLER, INC., a Delaware corporation, BALANCED CARE AT SARVER, INC., a Delaware corporation, BALANCED CARE AT NORTH RIDGE, INC., a Delaware corporation (collectively and individually, the "Borrower"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation formerly known as HCFP FUNDING, INC., a Delaware corporation (the "Lender").

                                    RECITALS

      A. The Lender agreed to make available to the Borrower a revolving credit facility in the maximum principal amount of $20,000,000 (the "Loan") pursuant to that certain Loan and Security Agreement dated April 22, 1999 by and among Borrower and Lender, as amended pursuant to (i) that certain Amendment No. 1 to Loan and Security Agreement dated July 1, 1999 made by and between the Borrower and the Lender (the "First Amendment"), and (ii) that certain Amendment No. 2 to Loan and Security Agreement dated July 29, 1999 made by and between the Lender and the Borrower (the "Second Amendment", and as further amended from time to time, collectively the "Loan Agreement") . Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement.

      B. The Parent has entered into that certain Asset Purchase Agreement dated October 15th, 1999 (as amended, modified and restated from time to time, the "Asset Purchase Agreement"), pursuant to which the Parent has agreed, on its behalf and on behalf of the Skilled Nursing Facility Borrowers and the Accounts

Receivable Borrowers to sell all of its ownership and leasehold rights in the facilities and businesses owned, leased and/or operated by Nevada Park, Republic Park and the other Accounts Receivable Borrowers. For purposes of this Agreement, the Facilities and Accounts Receivable Borrowers listed on Exhibit A attached hereto and made a part hereof shall be hereinafter collectively referred to as the "Missouri Facilities" and the "Missouri Borrowers", respectively).

      C. The Borrower has asked the Lender to release the Missouri Borrowers and Missouri Facilities from the liens and security interests granted hereunder and under the other Loan Documents, as contemplated by Sections 2.10(f) (as described in the Second Amendment) and 2.12 of the Loan Agreement.

      D. The Lender has agreed to release the Missouri Borrowers and the Missouri Facilities and to make certain changes to the terms of the Loan Agreement, provided (among other things) that Borrower executes and delivers this Amendment and otherwise complies with the agreements set forth herein.

      NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

      Section 1. Effectiveness of this Amendment. This Amendment shall not be effective until the date all of the following shall have occurred (such date being hereinafter referred to as the "Effective Date"):

            (a) Lender (or an escrow agent approved by Lender) shall have received immediately available funds in an amount equal to (i) the Skilled Nursing Obligations described in Section 2.10(f)(iii) of the Loan Agreement (as described in the Second Amendment); (ii) the release fee described in Section 2.10(f)(iv) of the Loan Agreement (as described in the Second Amendment); (iii) any additional amounts which may be required to reduce the outstanding principal balance to no more than $12,000,000; (iv) fees of Lender's counsel; and (v) all other amounts set forth in Lender's payoff letter attached hereto as Exhibit B and made a part hereof (such amounts being hereinafter collectively referred to as the "Payoff Amount").

            (b) Lender (or an escrow agent approved by Lender) shall have received this Agreement executed by all Borrowers.


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
            (c) Lender (or an escrow agent approved by Lender) shall have received updated versions of any Schedules to the Loan Agreement which no longer contain accurate current information.

            (d) Lender and Borrower shall have executed and delivered this Amendment to an escrow agent approved by Lender and Borrower (the "Escrow Agent").

            (e) Lender shall have executed and delivered to the Escrow Agent such releases and termination statements as may be required to release and terminate the liens and security interests granted by the Missouri Borrowers hereunder and under the other Loan Documents.

            (f) All Borrowers other than the Missouri Borrowers, as described in Exhibit C attached hereto and made a part hereof (hereinafter, the "Remaining Borrowers"), shall have executed and delivered to Lender the Amended and Restated Revolving Credit Note described below.

            (g) Lender and Meditrust Mortgage Investment, Inc. shall have executed and delivered to the Escrow Agent a Termination of Accounts Receivable Intercreditor Agreement originally made as of April 22, 1999, as amended on July 29, 1999 by First Amendment to Accounts Receivable Agreement.

            (h) Lender shall have confirmed that (i) no Event of Default has occurred and is continuing, and (ii) upon such release of the Missouri Borrowers and the Missouri Facilities, the Borrower shall be in compliance with the Borrowing Base.

      Section 2. Amendments to the Loan Agreement. Borrower and Lender hereby agree to amend and modify the provisions of the Loan Agreement as follows:

      (a) Definitions. Commencing on the Effective Date, the following terms shall be amended as follows:

            (i) The term "Borrower" shall not include any of the Missouri Borrowers, and shall be construed for all purposes in the Loan Agreement and all other Loan Documents to include only the Remaining Borrowers.

            (ii) The term "Collateral" shall not include any Collateral of any of the Missouri Borrowers, and shall be construed for all purposes in the Loan

                  Agreement and all other Loan Documents to include only the Remaining Borrowers.

            (iii) The term "Facility" shall not include the Missouri Facilities and shall be construed for all purposes in the Loan Agreement and all other Loan Documents to include only the Facilities owned and operated by the Remaining Borrowers.

            (iv) The term "Mortgage" shall not include the Mortgages covering either Skilled Nursing Property (ie., the Property owned by Nevada Park and the Property owned by Republic Park), and shall be construed for all purposes in the Loan Agreement and all other Loan Documents to include only the Mortgages covering the Property owned by the Remaining Borrowers.

            (v) The term "Note" shall include the Amended and Restated Revolving Credit Note of even date herewith made by the Remaining Borrowers payable to Lender in the principal amount of $15,000,0000.

            (vi) The term "Property" shall not include the Property owned by Nevada Park or Republic Park, and shall be construed for all purposes in the Loan Agreement and all other Loan Documents to include only the Property owned by the Remaining Borrowers.

            (vii) The term "Real Estate Borrower" shall not include Nevada Park,
                  Republic Park or any of the other Missouri Borrowers, and shall be construed for all purposes in the Loan Agreement and all other Loan Documents to include only the Remaining Borrowers.

            (viii)The term "Accounts Receivable Borrower"shall not include
                  Nevada Park, Republic Park or any of the other Missouri Borrowers, and shall be construed for all purposes in the Loan Agreement and all other Loan Documents to include only the Remaining Borrowers.

            (ix) The term "Accounts Receivable Facility" shall not include Nevada Park, Republic Park or any of the other Missouri Borrowers, and shall be construed for all purposes in the Loan Agreement and all other Loan Documents to include only the Remaining Borrowers.

            (viii)The term "Skilled Nursing Borrower" shall be
                  deleted.

            (ix) The term "Skilled Nursing Property" shall be deleted.

      (b) Application of Terms within Provisions of Loan Agreement. Commencing on the Effective Date, all terms, conditions, agreements, promises, covenants and references set forth in the Loan Agreement and other Loan Documents containing the terms "Borrower", "Collateral", "Facility", "Mortgage", "Property", "Real Estate Borrower", "Accounts Receivable Borrower" and "Accounts Receivable Facility" in the Loan Agreement shall not apply, nor refer to, nor be construed to include or refer to Nevada Park, Republic Park or any of the other Missouri Borrowers or the other Missouri Facilities, and such terms, conditions, agreements, promises, covenants and references shall only apply to the Remaining Borrowers. In addition, the terms "Skilled Nursing Facility Borrower" and Skilled Nursing Borrower" shall be deleted and all provisions with respect thereto shall be disregarded and no longer have effect under the Loan Agreement.

      Section 3. Release of Liens and Security Interests. Commencing on the Effective Date, (a) Lender hereby releases, relinquishes, terminates and discharges all of the liens and security interests granted by the Missouri Borrowers under the Loan Agreement and the other Loan Documents, and (b) Lender hereby releases each Missouri Borrower from its Obligations under the Loan Documents. Borrower and Lender hereby acknowledge and agree that such releases by Lender are not intended, nor shall such releases be construed, as (i) a release, termination, relinquishment or discharge of any of the liens on and security interests in any Collateral or Property of the Remaining Borrowers;
(ii) a novation, discharge, extinquishment or impairment of the Obligations of the Remaining Borrowers that remain outstanding under the Loan Agreement; (iii) a waiver of any requirement, covenant, agreement set forth in the Loan Documents and applicable to the Remaining Borrowers; (iv) a waiver of any default or Event of Default, whether now existing or hereafter arising; or (v) any remedy of Lender under the Loan Documents or applicable law.

      Section 4. Sublimit to the Maximum Loan Amount. Borrower and Lender hereby agree that Section 2.4(a) is hereby deleted in its entirety and the following new section is inserted in its place:

      "(a) Notwithstanding anything in the Loan Agreement to the contrary, the Maximum Loan Amount will be subject to a cap in the principal amount of Twelve Million Dollars ($12,000,000) (the "Cap"). Any advance of Loan proceeds above the Cap shall be subject to approval of Lender's Credit Committee exercising its sole credit judgment, and Lender shall be under no obligation whatsoever to advance funds above $12,000,000 in aggregate outstanding Revolving Credit Loans, irrespective of the Borrowing Base at any time. The Cap shall be applicable to the calculation of the Termination Fee."

      Section 5. Monthly Usage Fee. Borrower and Lender hereby agree that
Section 2.4 (b) is hereby deleted in its entirety and the following new section is inserted in lieu thereof:

            "(b) For so long as the Loan is available to Borrower, Borrower unconditionally shall pay to Lender a monthly usage fee (the "Usage Fee") equal to .021% of the average amount by which the Cap of $12,000,000 exceeds the average amount of the outstanding principal balance of the Revolving Credit Loans during the preceding month. The Usage Fee shall be payable monthly in arrears on the first Business Day of each successive calendar month."

      Section 6. Cross Collateralization Provisions. Each Borrower hereby acknowledges and agrees that (a) its grant of liens on and security interests in the Pledgor Collateral set forth in Section 3.1A of the Loan Agreement shall also collateralize the obligations of the Parent and certain of its Affiliates more particularly described in Exhibit D attached hereto (collectively, the "Outlooke Pointe Affiliates") in connection with a credit facility made or to be made by Lender in the approximate principal amount of $32,000,000 (the "Outlook Pointe Loan"), and (b) such agreement by Borrower is a condition precedent to Lender's agreements set forth herein. Accordingly, Borrower and Lender hereby agree that Section 3.1A shall be amended and restated as follows:

      "Section 3.1A Parent's and Real Estate Borrower's Pledge. As security for the payment of the following obligations (which obligations shall be collectively referred to herein as the "Obligations"): (a) all liabilities of Borrower to Lender under the Note, this Agreement and all other Loan Documents, including but not limited to any extensions, modifications, substitutions, increases and renewals thereof, (b) the payment of all amounts advanced by Lender to preserve, protect, defend, and enforce its rights hereunder and in the Collateral (as hereinafter defined) in accordance with the terms of this Agreement and all other Loan Documents, including (without limitation) the Mortgage, (c) the payment of all reasonable expenses incurred by Lender in connection therewith, (d) the payment of all obligations of the Outlook Pointe Affiliates (the "Outlook Pointe Obligations") under any and all notes, mortgages, security interests, guaranties, assignments and other loan documents executed and delivered in connection with the Outlook Pointe Loan (collectively, the "Outlook Pointe Documents"), each Real Estate Borrower and the Parent (hereinafter called a "Pledgor" or a "Remaining Borrower") hereby assigns and grants to Lender a continuing first priority lien on and security interest in, upon, and to each and every portion of the following property (the "Pledgor Collateral"):

            (i) All of the Pledgor's now-owned and hereafter acquired or arising Accounts, accounts receivable and rights to payment of every kind and description, and all of Borrower's contract rights, chattel paper, documents and instruments with respect thereto, and all of the Pledgor's rights, remedies, security and liens, in, to and in respect of the Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance;

            (ii) All moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, in transit to, in possession of, or under the control of Lender or a bailee or Affiliate of Lender, from or for the Pledgor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Pledgor's deposits (general or special), balances, sums and credits with Lender at any time existing;

            (iii)All of the Pledgor's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account, and all returned, reclaimed or repossessed goods;

            (iv) All of the Pledgor's now or hereafter acquired deposit accounts into which Accounts are deposited;

            (v) All of the Pledgor's now owned and hereafter acquired or arising general intangibles and other property of every kind and description with respect to, evidencing or relating to its Accounts, accounts receivable and other rights to payment, including, but not limited to, all existing and future customer lists, choses in action, claims, books, records, ledger cards, contracts, licenses, formulae, tax and other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer programs, information, software, records, and data, as the same relates to the Accounts; and

            (vi) The proceeds (including, without limitation, insurance proceeds) of all of the foregoing."

      Section 7.   Cross Default Provisions.

      (a) Borrower and Lender hereby agree that a new Section 8.1(s) is hereby added to the Loan Agreement, as follows:

            "(s) A Material Event of Default (as hereinafter defined) occurs under any other loan agreement, promissory note, mortgage, deed of trust, security agreement, guaranty agreement, letter agreement, or other instrument, document or agreement executed and delivered by the Parent, any Remaining Borrower or any Affiliate of the Parent or any Remaining Borrower, in connection with any other loan, line of credit or other financing provided by Lender to any such party, whether now existing or hereafter arising, including (without limitation) the loan evidenced and secured by the Outlook Pointe Documents. As used herein, "Material Default" shall mean and include any Event of Default (1) which occurs as a result of the failure of any Borrower or any Affiliate of any Borrower to pay monetary obligations to Lender beyond any applicable cure or grace period; (2) which occurs as a result of the occurrence of any of the events described in

      Section 8.1(f) or 8.1(g) hereof with respect to any Borrower or any Affiliate of any Borrower; (3) gives rise to Lender's acceleration of the indebtedness of any Borrower, or any Affiliate of Borrower, to Lender; or
      (4) gives rise to Lender's exercise of any other remedies against any Borrower or any Affiliate of Borrower, including (without limitation) the remedies of foreclosure, collection and the appointment of a receiver. As used herein, "Material Event of Default" shall not be applicable to, or include, any Event of Default under this Loan Agreement or any other Loan Document.

      (b) Borrower and Lender agree that Section 8.1(l) is hereby deleted in its entirety.

      Section 8. Remedies. Borrower and Lender hereby agree to add a new subsection (vi) to Section 8.3(a) of the Loan Agreement, as follows:

      "(vi) The right to exercise its rights and remedies under the Outlook
            Pointe Documents, including the right to foreclose its liens thereunder."

      Section 9. Representations and Warranties; No Event of Default. Each Remaining Borrower hereby confirms that all of the representations and warranties set forth in the Loan Agreement and all other Loan Documents are true and correct, except as set forth in Exhibit E attached hereto and made a part hereof by this reference. To the Borrower's best knowledge, no Event of Default has occurred and is continuing. Each Remaining Borrower hereby reaffirms and restates all of the Obligations and all of its promises, agreements and other covenants set forth in the Loan Documents, and each Remaining Borrower ratifies and confirms the Loan Documents to which it is a party. Each Remaining Borrower reaffirms that the Collateral and Property of each Remaining Borrower continues to secure the Obligations,

      Section 10. Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower, and is enforceable against each Borrower in accordance with its terms.

      Section 11. Reference to the Effect on the Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as previously amended and as amended by this Amendment.

      Section 12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

      Section 13. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      Section 14. Counterparts. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.



                          [SIGNATURES BEGIN ON PAGE 11]

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.


                                    LENDER:

ATTEST:                             HELLER HEALTHCARE FINANCE, INC.
                                    a Delaware corporation (formerly known as HCFP Funding, Inc.)


By:/s/Diana Pennington              By:/s/Kevin J. McMeen
Name:Diana Pennington                    Name:Kevin J. McMeen
Title:Senior Counsel                     Title:Sr. V.P.




                  [SIGNATURES OF BORROWERS ON FOLLOWING PAGES]

                              REMAINING BORROWERS:

ATTEST:                             BALANCED CARE CORPORATION
                                     a Delaware corporation


By:                                 By:/s/Clint T. Fegan  [SEAL]
     Name:                              Name:Clint T. Fegan
     Title:                             Title:VP. CFO

ATTEST:                             BCC AT DARLINGTON, INC.
                                    a Delaware corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                              Name:
     Title:                             Title:

ATTEST:                             BALANCED CARE AT EYERS GROVE, INC.
                                    a Delaware corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                              Name:
     Title:                             Title:


ATTEST:                             BALANCED CARE AT BUTLER, INC.
                                    a Delaware corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                              Name:
     Title:                             Title:




ATTEST:                             BALANCED CARE AT SARVER, INC.
                                    a Delaware corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                              Name:
     Title:                             Title:

ATTEST:                             BALANCED CARE AT NORTH RIDGE, INC.
                                    a Delaware corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                              Name:
     Title:                             Title:




                                   MISSOURI BORROWERS:


ATTEST:                             BCC AT HERMITAGE PARK CARE CENTER, INC.
                                    a Delaware corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                              Name:
     Title:                             Title:


ATTEST:                             BCC AT LEBANON CARE CENTER, INC.
                                    a Delaware corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                          Name:
     Title:                         Title:



ATTEST:                             BCC AT LEBANON PARK MANOR, INC.
                                    a Delaware  corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                              Name:
     Title:                             Title:

ATTEST:                             BCC AT MT. VERNON PARK CARE CENTER, INC.
                                    a Delaware corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                              Name:
     Title:                             Title:



ATTEST:                             BCC AT MT.  VERNON PARK CARE CENTER
                                    WEST, INC.
                                    a Delaware corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                              Name:
     Title:                             Title:


ATTEST:                             BCC AT NEVADA PARK CARE CENTER, INC.
                                    a Delaware corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                              Name:
     Title:                             Title:

ATTEST:                             BCC AT NIXA PARK CENTER, INC.
                                    a Delaware corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                              Name:
     Title:                             Title:

ATTEST:                             BCC AT REPUBLIC PARK CENTER, INC.
                                    a Delaware corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                              Name:
     Title:                             Title:

ATTEST:                             BCC AT SPRINGFIELD CARE CENTER, INC.
                                    a Delaware corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                              Name:
     Title:                             Title:



ATTEST:                             DIXON MANAGEMENT, INC.
                                    a Missouri corporation


By:                                 By:/s/Clint T. Fegan [SEAL]
     Name:                              Name:
     Title:                             Title:

                                    EXHIBIT A
                   MISSOURI BORROWERS and MISSOURI FACILITIES

BCC AT HERMITAGE PARK CARE CENTER, INC., doing business as
Balanced Care, Hermitage
      Highway 54 and 1st Street
      Hermitage, MO 65668

BCC AT LEBANON CARE CENTER, INC., doing business as
Balanced Care, Lebanon North
      596 Morton Road
      Lebanon, MO 65536

BCC AT LEBANON PARK MANOR, INC., doing business as
Balanced Care, Lebanon South
      514 W. Fremont Road
      Lebanon, MO 65536

BCC AT MT. VERNON PARK CARE CENTER, INC., doing business as
Balanced Care, Springfield West II
      3403 West Mt. Vernon
      Springfield, MO 65802

BCC AT MT. VERNON PARK CARE CENTER WEST, INC., doing business as
Balanced Care, Springfield West I
      3403 West Mt. Vernon
      Springfield, MO 65802

BCC AT NEVADA PARK CARE CENTER, INC., doing business as
Balanced Care, Nevada
      700 East Highland
      Nevada, MO 64772

BCC AT NIXA PARK CENTER, INC., doing business as
Balanced Care, Nixa
      1104 North Main
      Nixa, MO 65714

BCC AT REPUBLIC PARK CENTER, INC., doing business as
Balanced Care, Republic
      901 East Highway 174
      Republic, MO 65738

BCC AT SPRINGFIELD CARE CENTER, INC., doing business as
Balanced Care, Springfield East
      3535 East Cherokee
      Springfield MO 65809

DIXON MANAGEMENT INC., doing business as Balanced Care, Dixon
      301 East 10th Street
      Dixon, MO 65459